Deutsche Asset Management

[GRAPHIC OMITTED]


Mutual Fund
      Semi-Annual Report

          March 31, 2002


Mid Cap Fund
Small Cap Fund



[LOGO OMITTED]
A Member of the
DEUTSCHE BANK GROUP

Mid and Small Cap Funds
--------------------------------------------------------------------------------
TABLE OF CONTENTS


              LETTERS TO SHAREHOLDERS ..............................  3
              PERFORMANCE COMPARISONS .............................. 10

              MID AND SMALL CAP FUNDS
                 Schedules of Investments .......................... 13
                 Statements of Assets and Liabilities .............. 16
                 Statements of Operations .......................... 17
                 Statements of Changes in Net Assets ............... 18
                 Financial Highlights .............................. 19
                 Notes to Financial Statements ..................... 22



                           -----------------------
               The Funds are not insured by the FDIC and are not
               deposits, obligations of or guaranteed by Deutsche
               Bank AG. The Funds are subject to investment risks, including possible loss of principal amount invested.
                           -----------------------


--------------------------------------------------------------------------------
                                        2

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



MID CAP FUND

We are pleased to present you with this semi-annual report for Deutsche Asset Management's Mid Cap Fund (the 'Fund'), providing a review of the markets, the Capital Appreciation Portfolio (the 'Portfolio') (the Fund invested all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
MID CAPITALIZATION STOCKS OUTPERFORMED THEIR LARGE CAP COUNTERPARTS DURING THE SIX MONTHS ENDED MARCH 31, 2002 AND CLOSELY TRACKED THEIR SMALL CAP BRETHREN. In sharp contrast to the last fiscal year, the major US equity indices across all market capitalizations advanced during this semi-annual period. The S&P MidCap 400 Index returned 25.90% for the semi-annual period as compared to the large cap S&P 500 Index return of 10.97% and the small cap Russell 2000 Index return of 25.91%. In contrast to this last fiscal year, growth stocks outperformed value stocks within the mid cap sector for this semi-annual period overall, as measured by the Russell MidCap Growth Index versus the Russell MidCap Value Index.

THE BEGINNING OF THE FOURTH QUARTER OF 2001 SAW A REBOUND IN THE US EQUITY MARKETS, DESPITE A BACKGROUND OF WAR IN AFGHANISTAN, ANTHRAX OUTBREAKS IN THE US AND REPORTS OF LOWER THIRD QUARTER CORPORATE EARNINGS. Even the beaten down Technology sector rebounded strongly. Still, reports indicated that third quarter annualized Gross Domestic Product (GDP) fell 1.3% versus positive 0.3% for the second quarter. Both the President and the Federal Reserve Board initiated aggressive efforts to moderate the severity of a recession and stimulate the economy, including a proposed $100 billion government stimulus package, accelerated tax cuts and yet another interest rate cut.

IN NOVEMBER AND DECEMBER, THE US EQUITY MARKETS ADVANCED, AS TERRORISM REMAINED AWAY FROM AMERICAN SOIL AND MILITARY OPERATIONS IN AFGHANISTAN MET WITH EARLY SUCCESS. During November, new home and retail sales rose, while companies in certain retail and technology industries reported an improved earnings outlook. There were, however, continued signs of an economic downturn, as the National Association of Purchasing Managers (NAPM) Index shrank for the 15th month in a row. NAPM is one of the most widely known and watched indicators of business activity in the US, and is currently known as the Institute of Supply Management
(ISM). Also in November, the National Bureau of Economic Research formally acknowledged that the US had entered into a recession in March of 2001. The Federal Reserve Board reduced interest rates by an additional 0.50% and then made another interest rate cut of 0.25% in December, bringing the targeted federal funds rate down to just 1.75% by the end of the fourth quarter of 2001. During December, there were some encouraging signs for the economy, including an unexpected rise in the ISM Manufacturing Index.

IN JANUARY AND FEBRUARY, THE PRIMARY FOCUS OF THE US EQUITY MARKETS WAS ON COMPANY FUNDAMENTALS AND THE US ECONOMY. AS INFORMATION PERTAINING TO THE ENRON CORPORATION'S FINANCIAL TROUBLES BECAME PUBLIC, INVESTOR CONCERNS WERE HEIGHTENED REGARDING CORPORATE ACCOUNTING METHODS. A number of companies with complex accounting practices were negatively impacted resulting in general equity market uncertainty and poor equity market performance. Regulators and rating agencies heightened their scrutiny of company financial reports and demanded greater disclosure of risk. On the positive side, there were several signs of economic recovery. In January, reports indicated an unexpected rise of 1.7% in annualized GDP growth for the fourth quarter of 2001. There was also data indicating rising consumer confidence. In February, there were reports of a 1.2% rise in retail sales, excluding autos, making this the largest gain in two




--------------------------------------------------------------------------------
                                        3

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


 TEN LARGEST STOCK HOLDINGS
 As of March 31, 2002
 (percentages are based on total net assets of the Fund)

   BJ Service Co. ................................ 3.75%
   Tyson Foods, Inc.--Class A .................... 3.72
   Dean Foods Co. ................................ 3.52
   Constellation Brands, Inc.--Class A ........... 3.41
   Rockwell Collins, Inc. ........................ 3.27
   Foot Locker, Inc. ............................. 3.15
   Jacobs Engineering Group, Inc. ................ 2.87
   Laboratory Corp. of America Holdings .......... 2.80
   Linear Technology Corp. ....................... 2.80
   Packaging Corp. of America .................... 2.78



years for retail sales. There was also a rise in the ISM Manufacturing Index to 54.7%, making this the first time in 18 months that the Index had risen above the 50% mark indicative of economic expansion. Growth stocks underperformed value stocks, with the technology and telecommunications industries being particularly affected as a result of deteriorating earnings and profit growth forecasts.

DURING MARCH, INVESTORS FINALLY HEEDED THE SIGNS OF A RECOVERING ECONOMY, AND THE US EQUITY MARKETS RESPONDED POSITIVELY. The consumer also responded positively with sentiment towards the economy measured at the highest level since December 2000. Continuing signs of US economic recovery included a 55.6% reading of the ISM Manufacturing Index. On the other hand, increasing turmoil in the Middle East caused a rise in energy prices, and the unemployment rate increased slightly.

INVESTMENT REVIEW
The Fund underperformed its Lipper category average and its benchmark, the S&P MidCap 400 Index, for the six month period. Specific stock selection and sector positioning had mixed results.

More specifically, positions in the Energy, Financial Services and Consumer Staples sectors contributed to positive returns over the semi-annual period, but these sectors' positive contributions to performance were not enough to outweigh the negative contributions from positions in the Information Technology and Health Care sectors.

Among the Fund's best specific stock performers for the semi-annual period were Talbots, Inc., BorgWarner, Inc., Johnson Controls, Inc., and Darden Restaurants, Inc. in the Consumer Discretionary sector; Tyson Foods, Inc., Dean Foods, Inc. and Dole Food Co. in the Consumer Staples sector; and BJ Service Co. and Noble Drilling Corp. in the Energy sector. Most of the Fund's stock-specific disappointments were found in the Information Technology and Health Care sectors.

MANAGER OUTLOOK
A faster than anticipated recovery in US economic growth appears to be in progress. Recent economic data has indicated:
o the highest level of consumer confidence regarding the US economic and employment outlook since December 2000;
o an ISM Manufacturing Index above the 50% mark indicative of expansion for two concurrent months;
o continued strength in both consumer spending and the real estate market; and
o a swing in corporate inventory policies from liquidation to accumulation, as manufacturers began to boost production to meet new orders, and there was a resultant increase in the backlog of orders from February to March.

Looking ahead, additional factors that should, in our view, continue to promote a surge in economic growth include the monetary stimulus of the Federal Reserve Board's interest rate reductions already in the pipeline and the fiscal stimulus of consumer tax refunds.

In the short term, the US equity markets may be adversely impacted due to negative corporate earnings and growth forecasts, particularly in the Information Technology sector. We believe the consumer remains the key to the sustainability of an economic recovery, but certain supports of consumer spending power, such as low interest rates and energy prices, could be dissipating. Additional risks for the rest of the year include:
o the erosion of consumer and investor sentiment due to negative economic news and/or geopolitical events;
o ill-timed monetary policy action;
o stagnant business capital spending; and
o weakening in the real estate market.





--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


 SECTOR DIVERSIFICATION
 As of March 31, 2002
 (percentages are based on market value of total investments in the Fund)

   Health Care ..................................................  16.04%
   Financials ...................................................  15.99
   Information Technology .......................................  15.39
   Industrials ..................................................  12.43
   Consumer Discretionary .......................................  11.42
   Consumer Staples .............................................  11.03
   Materials ....................................................   8.90
   Energy .......................................................   8.80
                                                                  -------
                                                                  100.00%
                                                                  =======

Corporate earnings disappointments continue to present the primary investment risk.

At the same time, we believe there are a number of positive factors that should support strong mid cap equity performance in the current macroeconomic environment. Investors have renewed their focus on fundamentals in the past several months, especially given the Enron debacle. We believe this trend should continue, as companies with low or no debt, the ability to generate capital, and niche products or services will likely have better visibility and comparatively strong performance. For the mid cap equity market, the outlook for profit growth, as well as relative valuations, appears to remain attractive versus other segments of the market.

It is important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on companies that we believe offer compelling valuations relative to their growth rates;
o focus on companies that historically have had strong, consistent earnings and revenue growth;
o use extensive fundamental research to seek attractive investment opportunities in unrecognized growth companies and sectors;
o strictly adhere to our sell discipline seeking to help mitigate risk; and
o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.



/S/SIGNATURES
Audrey M. T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the MID CAP FUND
March 31, 2002



--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



SMALL CAP FUND

We are pleased to present you with this semi-annual report for Deutsche Asset Management's Small Cap Fund (the 'Fund'), providing a review of the markets, the Small Cap Portfolio (the 'Portfolio') (the Fund invested all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
SMALL CAPITALIZATION STOCKS OUTPERFORMED THEIR LARGE CAP AND MID CAP COUNTERPARTS DURING THE SIX MONTHS ENDED MARCH 31, 2002. In sharp contrast to the last fiscal year, the major US equity indices across all market capitalizations advanced during this semi-annual period. The Russell 2000 Index returned 25.91% for the semi-annual period as compared to the S&P 500 Index return of 10.97% and the S&P MidCap 400 Index return of 25.90%. For the six months overall, value stocks outperformed growth stocks within the small cap sector, as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index. However, within the period, performance was divergent. During the fourth quarter of 2001, growth stocks outperformed value stocks. During the first quarter of 2002, style preference reversed, with value stocks outperforming growth stocks and cyclical sectors performing particularly well.

THE BEGINNING OF THE FOURTH QUARTER OF 2001 SAW A REBOUND IN THE US EQUITY MARKETS, DESPITE A BACKGROUND OF WAR IN AFGHANISTAN, ANTHRAX OUTBREAKS IN THE US AND REPORTS OF LOWER THIRD QUARTER CORPORATE EARNINGS. Even the beaten down Technology sector rebounded strongly. Still, reports indicated that third quarter annualized Gross Domestic Product (GDP) fell 1.3% versus positive 0.3% for the second quarter. Both the President and the Federal Reserve Board initiated aggressive efforts to moderate the severity of a recession and stimulate the economy, including a proposed $100 billion government stimulus package, accelerated tax cuts and yet another interest rate cut.

IN NOVEMBER AND DECEMBER, THE US EQUITY MARKETS ADVANCED, AS TERRORISM REMAINED AWAY FROM AMERICAN SOIL AND MILITARY OPERATIONS IN AFGHANISTAN MET WITH EARLY SUCCESS. During November, new home and retail sales rose, while companies in certain retail and technology industries reported an improved earnings outlook. There were, however, continued signs of an economic downturn, as the National Association of Purchasing Managers (NAPM) Index shrank for the 15th month in a row. NAPM is one of the most widely known and watched indicators of business activity in the US, and is currently known as the Institute of Supply Management
(ISM). Also in November, the National Bureau of Economic Research formally acknowledged that the US had entered into a recession in March of 2001. The Federal Reserve Board reduced interest rates by an additional 0.50% and then made another interest rate cut of 0.25% in December, bringing the targeted federal funds rate down to just 1.75% by the end of the fourth quarter of 2001. During December, there were some encouraging signs for the economy, including an unexpected rise in the ISM Manufacturing Index.

IN JANUARY AND FEBRUARY, THE PRIMARY FOCUS OF THE US EQUITY MARKETS WAS ON COMPANY FUNDAMENTALS AND THE US ECONOMY. AS INFORMATION PERTAINING TO THE ENRON CORPORATION'S FINANCIAL TROUBLES BECAME PUBLIC, INVESTOR CONCERNS WERE HEIGHTENED REGARDING CORPORATE ACCOUNTING METHODS. A number of companies with complex accounting practices were negatively impacted resulting in general equity market uncertainty and poor equity market performance. Regulators and rating agencies heightened their scrutiny of company financial reports and demanded greater disclosure of risk. On the positive side, there were several signs of economic recovery. In January, reports indicated an unexpected rise of 1.7% in annualized GDP growth for the fourth quarter of 2001. There was also data indicating rising consumer confidence. In February, there were reports of a 1.2% rise in retail sales, excluding autos, making this the largest gain in two years for retail sales. There was also a rise in the ISM Manufacturing Index to 54.7%, making this the first time in 18 months that the Index had risen above the 50% mark indicative of economic expansion. Growth stocks underperformed value stocks, with the technology and telecommunications industries being particularly affected as a result of deteriorating earnings and profit growth forecasts.



--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



DURING MARCH, INVESTORS FINALLY HEEDED THE SIGNS OF A RECOVERING ECONOMY, AND THE US EQUITY MARKETS RESPONDED POSITIVELY, LED BY THE SMALL CAP GROWTH SEGMENT. The consumer also responded positively with sentiment towards the economy measured at the highest level since December 2000. Continuing signs of US economic recovery included a 55.6% reading of the ISM Manufacturing Index. On the other hand, increasing turmoil in the Middle East caused a rise in energy prices, and the unemployment rate increased slightly.

INVESTMENT REVIEW
The Fund's Investment Class underperformed the Russell 2000 Index and its category average, the Lipper Small Cap Growth Funds Average, for the six-month period. Specific stock selection and sector positioning had mixed results.

More specifically, most of the Portfolio's best performers during the semi-annual period were in the Consumer Discretionary sector, including Chicos Fas Inc., Furniture Brands International, Inc., Genesco Inc., and Mohawk Industries, Inc. Other top performers during the period included Zoran Corp. and Activision Inc. in the Technology sector, Accredo Health, Inc. in the Health Care sector and National-Oilwell, Inc. in the Energy sector. Most of the Fund's stock-specific disappointments were found in the Health Care sector.

Over the semi-annual period, positions in the Consumer Discretionary and Other Energy sectors contributed to positive Fund returns, but these sectors' performances were not enough to outweigh the negative contributions from the Health Care and Technology sectors.

MANAGER OUTLOOK
A faster than anticipated recovery in US economic growth appears to be in progress. Recent economic data has indicated:
o the highest level of consumer confidence regarding the US economic and employment outlook since December 2000;
o an ISM Manufacturing Index above the 50% mark indicative of expansion for two concurrent months;
o continued strength in both consumer spending and the real estate market; and
o a swing in corporate inventory policies from liquidation to accumulation, as manufacturers began to boost production to meet new orders, and there was a resultant increase in the backlog of orders from February to March.

Looking ahead, additional factors that should, in our view, continue to promote a surge in economic growth include the monetary stimulus of the Federal Reserve Board's interest rate reductions already in the pipeline and the fiscal stimulus of consumer tax refunds.

In the short term, the US equity markets may be adversely impacted due to negative corporate earnings and growth forecasts, particularly in the Technology sector. We believe the consumer remains the key to the sustainability of an economic recovery, but certain supports of consumer spending power, such as low interest rates and energy prices, could be dissipating. Additional risks for the rest of the year include:
o the erosion of consumer and investor sentiment due to negative economic news and/or geopolitical events;
o ill-timed monetary policy action;
o stagnant business capital spending; and
o weakening in the real estate market.

Corporate earnings disappointments continue to present the primary investment risk.




 TEN LARGEST STOCK HOLDINGS
 As of March 31, 2002
 (percentages are based on total net assets of the Fund)

   Constellation Brands, Inc.--Class A ........... 4.07%
   Accredo Health, Inc. .......................... 3.13
   Furniture Brands International, Inc. .......... 2.99
   Zoran Corp. ................................... 2.53
   Titan Corp. ................................... 2.51
   Genesco, Inc. ................................. 2.46
   Philadelphia Suburban Corp. ................... 2.41
   Borland Software Corp. ........................ 2.35
   LNR Property Corp. ............................ 2.28
   Swift Transportations Co., Inc. ............... 2.27


--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS



At the same time, we believe the relative outperformance of the small cap equity market over the past 2 years has the potential to continue through 2002, as there are a number of positive factors that should support small cap performance in the current macroeconomic environment.
o Coming out of recessions, small cap stock earnings have historically been better than those of large cap stocks.
o There remains the concern that increasing interest rates could negatively affect the small cap equity market. However, when the Federal Reserve Board has raised interest rates following the last ten recessions, small cap stocks have lagged large cap stocks during the first three months but have gone on to outperform the large cap equity market in the subsequent six and twelve month periods.
o Better fundamentals are relevant to the current period, as small cap stocks have seen better relative earnings growth in six of the last seven quarters.
o The good relative visibility, performance and median valuations of small cap stocks have the potential to continue to benefit this equity segment.
o The small cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for small cap investors.

It is important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on companies that we believe offer compelling valuations relative to their growth rates;
o focus on companies that historically have had strong, consistent earnings and revenue growth;
o use extensive fundamental research to seek attractive investment opportunities in unrecognized growth companies and sectors;
o strictly adhere to our sell discipline seeking to help mitigate risk; and
o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is also important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.



S/SIGNATURES
Audrey M.T. Jones, Doris R. Klug and Bob Grandhi
Portfolio Managers of the SMALL CAP FUND
March 31, 2002



 SECTOR DIVERSIFICATION
 As of March 31, 2002
 (percentages are based on market value of total investments in the Fund)

   Consumer Discretionary ........................................ 18.29%
   Technology .................................................... 14.30
   Health Care ................................................... 12.52
   Autos and Transportation ...................................... 10.89
   Materials and Processing ...................................... 10.16
   Consumer Staples .............................................. 10.12
   Financial Services ............................................  8.92
   Other Energy ..................................................  7.30
   Producer Durables .............................................  5.03
   Utilities .....................................................  2.47
                                                                  -------
                                                                  100.00%
                                                                  =======

--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


                                                                  CUMULATIVE                            AVERAGE ANNUAL
                                                               TOTAL RETURNS                             TOTAL RETURNS
   Periods Ended            6 Months    1 Year  3 Years  5 Years       Since    1 Year  3 Years   5 Years        Since
   March 31, 2002                                               Inception(2)                              Inception(2)
----------------------------------------------------------------------------------------------------------------------
 Mid Cap Fund(1)
   Institutional Class(3)     15.06%     6.22%   20.55%   97.15%     166.99%     6.22%    6.43%    14.54%       12.30%
   Investment Class           14.90%     6.06%   19.36%   96.25%     212.73%     6.06%    6.08%    14.44%       13.41%
----------------------------------------------------------------------------------------------------------------------
 S&P Mid Cap 400 Index(4)     25.90%    18.86%   52.71%  128.62%     273.99%    18.86%   15.16%    17.98%       15.78%
----------------------------------------------------------------------------------------------------------------------
 Lipper Mid Cap
   Growth Funds Average(5)    17.66%    (0.93)%  14.48%   63.80%     149.87%    (0.93)%   3.73%     9.40%        9.92%
----------------------------------------------------------------------------------------------------------------------
 Small Cap Fund(1)
   Investment Class           12.86%     0.81%   35.88%  103.82%     261.67%     0.81%   10.76%    15.31%       16.45%
----------------------------------------------------------------------------------------------------------------------
 Russell 2000 Index(6)        25.91%    13.98%   32.50%   57.59%     119.57%    13.98%    9.84%     9.52%        9.80%
----------------------------------------------------------------------------------------------------------------------
 Russell 2000
   Growth Index(6)            23.69%     4.95%    0.47%   26.17%      60.26%     4.95%    0.16%     4.76%        5.76%
----------------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth
   Funds Average(5)           20.34%     6.54%   31.47%   70.41%     125.57%     6.54%    8.55%    10.27%        9.60%
----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
  All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the Mid Cap Fund classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Mid Cap Fund's inception dates are: Institutional Class: October 12,
  1993, Investment Class: March 9, 1993. The Small Cap Fund Investment Class' inception date is: October 21, 1993. Mid Cap Fund's benchmark returns are for comparative purposes relative to Investment Class Shares and are for the periods beginning March 31, 1993. Small Cap Fund's benchmark returns are for the periods beginning October 31, 1993.
3 At the close of business on August 31, 2000, shares of Equity
  Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as the Mid Cap Fund. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflects the performance of the Mid Cap Fund--Institutional Class.
4 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges.
6 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher prices-to-book ratios and higher forecasted growth values. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON(1)


MID CAP FUND--INSTITUTIONAL CLASS, S&P MIDCAP 400 INDEX AND LIPPER MID CAP GROWTH FUNDS AVERAGE

GROWTH OF A $250,000 INVESTMENT (SINCE INCEPTION)(2)

[GRAPHIC OMITTED] EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                        Lipper Mid Cap
            Mid Cap Inst.(3)  S&P MidCap 400 Index(4)   Growth Funds(5)
10/12/93        $250,000            $250,000                $250,000
11/30/93         234,750             244,470                 241,471
12/31/93         245,000             255,819                 251,568
1/31/94          252,500             261,770                 258,911
2/28/94          251,500             258,056                 257,512
3/31/94          239,000             246,103                 242,413
4/30/94          239,500             247,934                 242,106
5/31/94          236,000             245,587                 237,765
6/30/94          224,000             237,129                 226,649
7/31/94          227,750             245,159                 231,607
8/31/94          245,000             257,998                 247,616
9/30/94          246,000             253,183                 248,120
10/31/94         256,250             255,952                 253,934
11/30/94         246,750             244,407                 243,460
12/31/94         253,500             246,650                 248,522
1/31/95          244,500             249,229                 246,191
2/28/95          259,000             262,294                 257,488
3/31/95          270,000             266,600                 266,582
4/30/95          271,250             272,203                 269,175
5/31/95          273,750             278,769                 273,973
6/30/95          299,750             290,118                 294,473
7/31/95          334,750             305,192                 319,754
8/31/95          338,250             310,898                 324,099
9/30/95          353,500             318,434                 335,467
10/31/95         355,000             310,241                 327,552
11/30/95         355,250             323,791                 337,863
12/31/95         348,850             322,985                 337,189
1/31/96          345,000             327,671                 336,391
2/29/96          349,900             338,808                 350,381
3/31/96          352,975             342,868                 356,783
4/30/96          383,100             353,340                 382,890
5/31/96          400,350             358,118                 396,457
6/30/96          380,025             352,745                 379,721
7/31/96          345,000             328,880                 341,512
8/31/96          367,400             347,847                 362,960
9/30/96          397,525             363,014                 388,413
10/31/96         380,025             364,069                 376,585
11/30/96         389,175             384,576                 387,516
12/31/96         382,350             385,002                 384,146
1/31/97          398,050             399,456                 397,768
2/28/97          364,450             396,171                 375,078
3/31/97          338,550             379,280                 349,729
4/30/97          337,175             389,116                 350,427
5/31/97          374,075             423,140                 390,394
6/30/97          390,325             435,028                 406,580
7/31/97          430,275             478,100                 438,843
8/31/97          428,075             477,519                 436,614
9/30/97          460,425             504,967                 469,729
10/31/97         444,150             482,994                 445,373
11/30/97         432,575             490,153                 440,236
12/31/97         441,250             509,176                 445,258
1/31/98          428,300             499,484                 437,593
2/28/98          464,200             540,866                 476,619
3/31/98          495,375             565,261                 500,365
4/30/98          500,375             575,578                 503,239
5/31/98          479,200             549,685                 474,681
6/30/98          509,775             553,152                 493,465
7/31/98          480,375             531,695                 464,698
8/31/98          373,875             432,724                 365,096
9/30/98          411,250             473,118                 391,608
10/31/98         423,000             515,398                 411,106
11/30/98         451,250             541,119                 440,231
12/31/98         519,725             606,498                 492,677
1/31/99          552,500             582,888                 509,828
2/28/99          517,375             552,366                 469,288
3/31/99          553,700             567,814                 498,612
4/30/99          585,000             612,584                 520,816
5/31/99          572,000             615,284                 516,838
6/30/99          610,675             648,165                 555,372
7/31/99          589,425             634,393                 545,032
8/31/99          600,050             612,675                 538,667
9/30/99          593,550             593,741                 545,317
10/31/99         626,625             624,000                 590,317
11/30/99         674,175             656,766                 655,361
12/31/99         778,050             695,780                 776,202
1/31/00          802,950             676,189                 765,786
2/29/00          973,575             723,513                 946,986
3/31/00          941,350             784,065                 901,657
4/30/00          861,525             756,687                 800,208
5/31/00          800,750             747,245                 735,909
6/30/00          904,750             758,220                 835,760
7/31/00          887,175             770,198                 798,618
8/31/00          977,075             856,192                 901,860
9/30/00          922,975             850,331                 869,627
10/31/00         826,825             821,495                 800,449
11/30/00         709,700             759,486                 649,059
12/31/00         767,875             817,588                 699,076
1/31/01          785,250             835,796                 711,783
2/28/01          697,325             788,099                 610,736
3/31/01          628,425             729,506                 541,520
4/30/01          722,825             809,982                 614,130
5/31/01          721,200             828,845                 614,942
6/30/01          719,550             825,499                 615,290
7/31/01          689,725             813,202                 580,086
8/31/01          669,100             786,601                 542,000
9/30/01          580,100             688,743                 463,836
10/31/01         611,575             719,175                 495,500
11/30/01         646,850             772,675                 537,675
12/31/01         666,925             812,550                 558,375
1/31/02          653,900             808,250                 548,275
2/28/02          634,900             809,325                 513,950
3/31/02          667,475             867,125                 546,750



                                                    AVERAGE ANNUAL TOTAL RETURNS
Periods Ended                        1 Year    3 Years      5 Years        Since
March 31, 2002                                                      Inception(2)
--------------------------------------------------------------------------------
Mid Cap Fund--Institutional Class    6.22%       6.43%      14.54%       12.30%



--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is October 12, 1993. Benchmark returns are for the period beginning October 31, 1993.
3 At the close of business on August 31, 2000, shares of Equity
  Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap Fund. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.
4 S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of
  400 mid-sized US companies.
5 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.


--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON(1)


MID CAP FUND--INVESTMENT CLASS, S&P MIDCAP 400 INDEX AND LIPPER MID CAP GROWTH FUNDS

AVERAGE GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)

[GRAPHIC OMITTED] EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                                                          Lipper Mid Cap
            Mid Cap Invst.(3)  S&P Mid Cap 400 Index(4)   Growth Funds(5)
3/9/93           $10,000            $10,000                  $10,000
3/31/93           10,010             10,000                   10,000
4/30/93            9,770              9,738                    9,697
5/31/93           10,180             10,182                   10,311
6/30/93           10,530             10,233                   10,421
7/31/93           10,680             10,213                   10,479
8/31/93           11,410             10,635                   11,080
9/30/93           11,850             10,747                   11,482
10/31/93          11,840             10,783                   11,600
11/30/93          11,220             10,544                   11,210
12/31/93          11,720             11,034                   11,686
1/31/94           12,070             11,290                   12,046
2/28/94           12,030             11,130                   11,994
3/31/94           11,420             10,614                   11,299
4/30/94           11,450             10,693                   11,285
5/31/94           11,280             10,592                   11,080
6/30/94           10,710             10,227                   10,577
7/31/94           10,880             10,574                   10,812
8/31/94           11,710             11,127                   11,568
9/30/94           11,740             10,920                   11,623
10/31/94          12,240             11,039                   11,890
11/30/94          11,780             10,541                   11,410
12/31/94          12,100             10,638                   11,623
1/31/95           11,660             10,749                   11,506
2/28/95           12,350             11,313                   12,032
3/31/95           12,870             11,498                   12,463
4/30/95           12,930             11,740                   12,586
5/31/95           13,050             12,023                   12,819
6/30/95           14,280             12,513                   13,777
7/31/95           15,950             13,163                   14,962
8/31/95           16,110             13,409                   15,164
9/30/95           16,830             13,734                   15,678
10/31/95          16,910             13,381                   15,274
11/30/95          16,920             13,965                   15,760
12/31/95          16,629             13,930                   15,726
1/31/96           16,444             14,132                   15,646
2/29/96           16,673             14,613                   16,310
3/31/96           16,803             14,788                   16,612
4/30/96           18,230             15,240                   17,834
5/31/96           19,058             15,446                   18,472
6/30/96           18,088             15,214                   17,688
7/31/96           16,422             14,185                   15,891
8/31/96           17,478             15,003                   16,907
9/30/96           18,909             15,657                   18,091
10/31/96          18,031             15,702                   17,531
11/30/96          18,447             16,587                   18,028
12/31/96          18,073             16,605                   17,906
1/31/97           18,876             17,229                   18,537
2/28/97           17,244             17,087                   17,491
3/31/97           15,935             16,358                   16,304
4/30/97           15,754             16,783                   16,313
5/31/97           17,503             18,250                   18,197
6/30/97           18,280             18,763                   18,961
7/31/97           20,249             20,621                   20,424
8/31/97           20,146             20,595                   20,362
9/30/97           21,677             21,779                   21,914
10/31/97          20,891             20,832                   20,771
11/30/97          20,326             21,140                   20,515
12/31/97          20,685             21,961                   20,719
1/31/98           20,027             21,543                   20,378
2/28/98           21,799             23,328                   22,197
3/31/98           23,318             24,380                   23,290
4/30/98           23,503             24,825                   23,447
5/31/98           22,474             23,708                   22,113
6/30/98           23,874             23,858                   22,938
7/31/98           22,508             22,932                   21,563
8/31/98           17,429             18,663                   16,950
9/30/98           19,201             20,406                   18,139
10/31/98          19,791             22,229                   19,058
11/30/98          21,107             23,339                   20,411
12/31/98          24,514             26,158                   22,777
1/31/99           26,067             25,140                   23,483
2/28/99           24,475             23,824                   21,593
3/31/99           26,202             24,490                   22,826
4/30/99           27,736             26,421                   23,853
5/31/99           27,122             26,537                   23,723
6/30/99           29,021             27,955                   25,484
7/31/99           28,062             27,361                   25,042
8/31/99           28,542             26,425                   24,688
9/30/99           28,235             25,608                   25,023
10/31/99          29,769             26,913                   27,038
11/30/99          31,879             28,326                   29,972
12/31/99          36,692             30,009                   35,358
1/31/00           37,828             29,164                   34,801
2/29/00           46,149             31,205                   43,020
3/31/00           44,667             33,817                   41,002
4/30/00           40,717             32,636                   36,567
5/31/00           37,680             32,229                   33,540
6/30/00           42,593             32,702                   38,135
7/31/00           41,556             33,219                   36,381
8/31/00           41,560             36,928                   41,122
9/30/00           43,383             36,675                   39,557
10/31/00          38,840             35,431                   36,523
11/30/00          33,334             32,757                   29,678
12/31/00          36,069             35,263                   31,873
1/31/01           36,885             36,048                   32,480
2/28/01           32,727             33,991                   27,868
3/31/01           29,488             31,464                   24,709
4/30/01           33,926             34,935                   27,970
5/31/01           33,824             35,748                   27,996
6/30/01           33,748             35,604                   28,067
7/31/01           32,345             35,074                   26,533
8/31/01           31,375             33,926                   24,815
9/30/01           27,218             29,706                   21,267
10/31/01          28,672             31,019                   22,739
11/30/01          30,330             33,326                   24,654
12/31/01          31,248             35,046                   25,550
1/31/02           30,636             34,860                   25,121
2/28/02           29,743             34,906                   23,553
3/31/02           31,273             37,399                   24,987


                                                    AVERAGE ANNUAL TOTAL RETURNS
Periods Ended                    1 Year      3 Years    5 Years            Since
March 31, 2002                                                      Inception(2)
--------------------------------------------------------------------------------
Mid Cap Fund--Investment Class        6.06%       6.08%      14.44%       13.41%


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is March 9, 1993. Benchmark returns are for the period beginning March 31, 1993.
3 S&P MidCap 400 Index is an unmanaged index used to portray the pattern of common stock movement of 400 mid-sized US companies.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.


--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON(1)


SMALL CAP FUND--INVESTMENT CLASS, RUSSELL 2000 INDEX, RUSSELL 2000 GROWTH INDEX AND LIPPER SMALL CAP GROWTH FUNDS

AVERAGE GROWTH OF A $10,000 INVESTMENT (SINCE INCEPTION)(2)

[GRAPHIC OMITTED] EDGAR REPRESENTATION OF DATA POINTS USED IN
PRINTED GRAPHIC AS FOLLOWS:

             Small Cap Fund            Russell 2000 Index(3)     Russell 2000 Growth(3)             ipper Small Cap
                                                                                                Growth Funds Average(4)
10/21/93        $10,000                     $10,000                     $10,000                        $10,000
11/30/93          9,870                       9,671                       9,595                          9,627
12/31/93         10,460                      10,002                       9,975                         10,087
1/31/94          10,970                      10,315                      10,240                         10,352
2/28/94          11,180                      10,278                      10,196                         10,330
3/31/94          10,510                       9,735                       9,568                          9,737
4/30/94          10,610                       9,793                       9,583                          9,735
5/31/94          10,540                       9,683                       9,368                          9,516
6/30/94          10,080                       9,354                       8,965                          9,053
7/31/94          10,260                       9,508                       9,093                          9,214
8/31/94          11,200                      10,038                       9,761                          9,861
9/30/94          11,600                      10,004                       9,803                          9,972
10/31/94         12,120                       9,965                       9,908                         10,200
11/30/94         11,910                       9,562                       9,507                          9,832
12/31/94         12,480                       9,819                       9,732                         10,060
1/31/95          12,410                       9,695                       9,535                          9,904
2/28/95          13,290                      10,099                       9,974                         10,336
3/31/95          14,290                      10,272                      10,266                         10,684
4/30/95          14,370                      10,501                      10,421                         10,775
5/31/95          14,320                      10,681                      10,557                         10,924
6/30/95          16,110                      11,236                      11,284                         11,742
7/31/95          17,940                      11,883                      12,164                         12,725
8/31/95          17,860                      12,129                      12,314                         12,877
9/30/95          18,500                      12,345                      12,568                         13,287
10/31/95         18,050                      11,793                      11,950                         12,945
11/30/95         19,310                      12,289                      12,477                         13,428
12/31/95         19,790                      12,613                      12,753                         13,698
1/31/96          19,844                      12,599                      12,648                         13,602
2/29/96          21,031                      12,992                      13,225                         14,262
3/31/96          21,323                      13,256                      13,486                         14,741
4/30/96          23,925                      13,965                      14,521                         16,038
5/31/96          25,307                      14,516                      15,266                         16,834
6/30/96          23,482                      13,919                      14,274                         16,037
7/31/96          20,017                      12,704                      12,532                         14,396
8/31/96          21,388                      13,441                      13,459                         15,310
9/30/96          23,385                      13,967                      14,152                         16,275
10/31/96         21,701                      13,751                      13,542                         15,691
11/30/96         20,859                      14,318                      13,918                         16,019
12/31/96         21,156                      14,693                      14,190                         16,257
1/31/97          22,297                      14,987                      14,544                         16,618
2/28/97          19,956                      14,623                      13,666                         15,542
3/31/97          17,744                      13,933                      12,702                         14,511
4/30/97          17,232                      13,972                      12,555                         14,330
5/31/97          20,073                      15,527                      14,442                         16,212
6/30/97          21,191                      16,192                      14,931                         17,128
7/31/97          23,543                      16,945                      15,696                         18,186
8/31/97          24,393                      17,333                      16,167                         18,493
9/30/97          27,571                      18,602                      17,458                         20,058
10/31/97         25,266                      17,785                      16,409                         18,995
11/30/97         24,090                      17,670                      16,018                         18,639
12/31/97         23,940                      17,979                      16,027                         18,692
1/31/98          23,808                      17,695                      15,813                         18,460
2/28/98          25,879                      19,004                      17,209                         19,958
3/31/98          26,987                      19,787                      17,931                         20,883
4/30/98          27,145                      19,897                      18,041                         21,080
5/31/98          24,639                      18,825                      16,730                         19,665
6/30/98          26,116                      18,865                      16,901                         20,084
7/31/98          23,505                      17,338                      15,490                         18,580
8/31/98          17,741                      13,971                      11,914                         14,463
9/30/98          19,745                      15,064                      13,122                         15,514
10/31/98         20,194                      15,679                      13,806                         16,171
11/30/98         22,172                      16,500                      14,877                         17,447
12/31/98         25,412                      17,521                      16,224                         19,086
1/31/99          26,484                      17,754                      16,954                         19,424
2/28/99          23,851                      16,316                      15,403                         17,575
3/31/99          26,616                      16,571                      15,951                         18,131
4/30/99          27,119                      18,056                      17,360                         18,881
5/31/99          25,942                      18,320                      17,387                         19,045
6/30/99          28,521                      19,148                      18,303                         20,559
7/31/99          28,190                      18,623                      17,737                         20,534
8/31/99          28,336                      17,933                      17,074                         20,104
9/30/99          28,931                      17,937                      17,403                         20,460
10/31/99         29,751                      18,010                      17,849                         21,316
11/30/99         32,754                      19,085                      19,736                         23,700
12/31/99         36,784                      21,246                      23,215                         27,931
1/31/00          35,416                      20,905                      22,999                         27,536
2/29/00          43,335                      24,357                      28,350                         34,226
3/31/00          43,639                      22,751                      25,370                         32,010
4/30/00          39,490                      21,382                      22,808                         28,391
5/31/00          36,495                      20,136                      20,811                         25,994
6/30/00          40,280                      21,891                      23,500                         30,100
7/31/00          36,845                      21,187                      21,486                         28,224
8/31/00          38,400                      22,803                      23,746                         31,414
9/30/00          40,964                      22,133                      22,566                         30,275
10/31/00         40,098                      21,145                      20,734                         28,328
11/30/00         35,294                      18,974                      16,970                         23,709
12/31/00         40,564                      20,604                      18,008                         25,686
1/31/01          41,846                      21,677                      19,466                         26,437
2/28/01          38,795                      20,254                      16,797                         23,187
3/31/01          35,875                      19,264                      15,270                         21,108
4/30/01          39,493                      20,771                      17,140                         23,572
5/31/01          39,688                      21,281                      17,537                         24,096
6/30/01          40,742                      22,016                      18,015                         24,768
7/31/01          38,958                      20,824                      16,478                         23,382
8/31/01          37,611                      20,152                      15,449                         21,995
9/30/01          32,045                      17,439                      12,956                         18,671
10/31/01         33,149                      18,459                      14,203                         20,097
11/30/01         35,469                      19,889                      15,388                         21,627
12/31/01         37,092                      21,116                      16,346                         22,899
1/31/02          35,858                      20,896                      15,765                         22,003
2/28/02          34,820                      20,324                      14,744                         20,921
3/31/02          36,167                      21,957                      16,026                         22,557


                                                    AVERAGE ANNUAL TOTAL RETURNS
Periods Ended                         1 Year      3 Years   5 Years        Since
March 31, 2002                                                      Inception(2)
--------------------------------------------------------------------------------
Small Cap Fund--Investment Class       0.81%       10.76%    15.31%       16.45%


--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN
  SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.
2 The Fund's inception date is October 21, 1993. Benchmark returns are for the period beginning October 31, 1993.
3 Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization. Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher prices-to-book ratios and higher forecasted growth values.
4 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated.


--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002 (Unaudited)




     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--96.65%
              CONSUMER DISCRETIONARY--11.04%
      75,000  BorgWarner, Inc. ...........$  4,719,000
     561,300  Foot Locker, Inc. ..........   9,081,834
      78,600  Johnson Controls, Inc. .....   6,941,166
     216,100  Leggett & Platt, Inc. ......   5,359,280
     160,600  Talbots, Inc. ..............   5,685,240
                                          ------------
                                            31,786,520
                                          ------------
              CONSUMER STAPLES--10.66%
     178,900  Constellation Brands, Inc.--
               Class A(1) ................   9,832,344
     133,900  Dean Foods Co.(1) ..........  10,138,908
     859,300  Tyson Foods, Inc.--Class A .  10,724,064
                                          ------------
                                            30,695,316
                                          ------------
              ENERGY--8.50%
     313,500  BJ Service Co.(1) ..........  10,806,345
     163,500  National-Oilwell, Inc.(1) ..   4,141,455
     141,530  Noble Drilling Corp.(1) ....   5,857,927
      54,400  Smith International,
               Inc.(1) ...................   3,685,600
                                          ------------
                                            24,491,327
                                          ------------
              FINANCIALS--15.45%
     158,400  Astoria Financial Corp. ....   4,601,520
     346,500  Hibernia Corp.--Class A ....   6,618,150
      79,800  Investors Financial
               Services Corp. ............   6,068,790
     115,000  Legg Mason, Inc. ...........   6,104,200
     165,000  North Fork Bancorporation,
               Inc. ......................   5,867,400
     247,000  Principal Financial
               Group(1) ..................   6,249,100
     141,000  SEI Investments Co. ........   6,036,210
      44,100  Wilmington Trust Corp. .....   2,968,371
                                          ------------
                                            44,513,741
                                          ------------
              HEALTH CARE--15.50%
     366,000  Caremark Rx, Inc.(1) .......   7,137,000
     216,300  Edwards Lifesciences
               Corp.(1) ..................   6,045,585
     123,900  Genzyme Corp.(1) ...........   5,410,713
      84,200  Laboratory Corp. of
               America Holdings(1) .......   8,071,412
     106,400  Medicis Pharmaceutical
               Corp.--Class A(1) .........   5,905,200
     181,800  Triad Hospitals, Inc.(1) ...   6,250,284
      79,100  Trigon Healthcare, Inc.(1) .   5,839,162
                                          ------------
                                            44,659,356
                                          ------------

     SHARES  SECURITY                            VALUE

              INDUSTRIALS--12.01%
     372,000  American Power Conversion
               Corp.(1) ..................$  5,498,160
     123,800  Certegy, Inc.(1)               4,914,860
     116,100  Jacobs Engineering Group,
               Inc.(1) ...................   8,276,769
     374,000  Rockwell Collins, Inc. .....   9,432,280
     295,500  Swift Transportation Co,
               Inc.(1) ...................   6,477,360
                                          ------------
                                            34,599,429
                                          ------------
              INFORMATION TECHNOLOGY--14.88%
     448,500  Conexant Systems, Inc.(1) ..   5,404,425
     120,800  Intersil Corp.--Class A(1) .   3,424,680
     182,100  Linear Technology Corp. ....   8,052,462
     244,300  Siebel Systems, Inc.(1) ....   7,966,623
     158,900  SunGard Data Systems,
               Inc.(1) ...................   5,238,933
     146,300  Symantec Corp.(1) ..........   6,029,023
     153,600  VERITAS Software Corp.(1) ..   6,732,288
                                          ------------
                                            42,848,434
                                          ------------
              MATERIALS--8.61%
     100,000  Nucor Corp. ................   6,424,000
     404,800  Packaging Corp. of
               America(1) ................   8,010,992
     164,500  Peabody Energy Corp. .......   4,762,275
     119,300  Valspar Corp. ..............   5,614,258
                                          ------------
                                            24,811,525
                                          ------------
TOTAL COMMON STOCKS
   (Cost $241,841,960) ................... 278,405,648
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $241,841,960) ................... 278,405,648
                                          ------------

              INVESTMENT IN AFFILIATED
              INVESTMENT COMPANIES--7.38%
  21,261,394  Cash Management Fund
               Institutional .............  21,261,394
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $21,261,394) ....................  21,261,394
                                          ------------
TOTAL INVESTMENTS
   (Cost $263,103,354) ..... 104.03%      $299,667,042
LIABILITIES IN EXCESS
   OF OTHER ASSETS .........  (4.03)       (11,617,806)
                             ------       ------------
NET ASSETS ................. 100.00%      $288,049,236
                             ======       ============

------------------------------------------------------
1 Non-income producing security.


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002 (Unaudited)



     SHARES   SECURITY                           VALUE


              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--97.73%
              AUTOS AND TRANSPORTATION--10.65%
      77,000  BorgWarner, Inc. ...........$  4,844,840
     125,348  Heartland Express, Inc.(1) .   2,501,946
     105,200  Oshkosh Truck Corp. ........   5,985,880
     204,400  Skywest, Inc. ..............   5,095,692
     299,200  Swift Transportation Co,
               Inc.(1) ...................   6,558,464
     162,000  USFreightways Corp. ........   5,741,280
                                          ------------
                                            30,728,102
                                          ------------
              CONSUMER DISCRETIONARY--17.87%
      81,300  ABM Industries, Inc. .......   2,983,710
     165,050  Activision, Inc.(1) ........   4,923,442
     106,900  Cato Corp.--Class A ........   2,381,732
      82,400  Chico's Fas, Inc.(1) .......   2,776,880
     342,200  Foot Locker, Inc. ..........   5,536,796
     236,800  Furniture Brands
               International, Inc.(1) ....   8,631,360
     257,500  Genesco, Inc.(1) ...........   7,099,275
     305,400  Gildan Activewear, Inc.--
               Class A(1) ................   5,298,690
      41,600  La-Z-Boy, Inc. .............   1,141,920
     104,900  Mohawk Industries, Inc.(1) .   6,303,441
      47,700  Renaissance Learning,
               Inc.(1) ...................   1,559,790
     144,600  Tuesday Morning Corp(1) ....   2,949,985
                                          ------------
                                            51,587,021
                                          ------------
              CONSUMER STAPLES--9.89%
     213,900  Constellation Brands, Inc.--
               Class A(1) ................  11,755,944
      61,500  Dean Foods Co.(1) ..........   4,656,780
     246,800  Fresh Del Monte Produce,
               Inc. ......................   4,639,840
     124,600  Performance Food Group
               Co.(1) ....................   4,069,436
     274,700  Tyson Foods, Inc.--Class A .   3,428,256
                                          ------------
                                            28,550,256
                                          ------------
              FINANCIAL SERVICES--8.71%
      63,400  Affiliated Managers Group,
               Inc.(1) ...................   4,554,022
      79,500  American Financial
               Holdings, Inc. ............   2,115,495
     142,550  Astoria Financial Corp. ....   4,141,078
     205,700  Hibernia Corp.--Class A ....   3,928,870
      59,200  InterCept, Inc.(1) .........   2,146,000
     145,000  Labranche & Co., Inc.(1) ...   4,502,250
     185,000  South Financial Group, Inc..   3,764,750
                                          ------------
                                            25,152,465
                                          ------------

     SHARES  SECURITY                            VALUE

              HEALTH CARE--12.24%
     157,900  Accredo Health, Inc.(1) ....$  9,042,933
     252,300  Cell Genesys, Inc.(1) ......   4,276,485
     187,300  Edwards Lifesciences
               Corp.(1) ..................   5,235,035
      17,100  Emisphere Technologies,
               Inc.(1) ...................     290,871
     133,300  IMPATH, Inc.(1) ............   5,470,632
     159,000  InterMune, Inc.(1,2) .......   4,781,130
     196,200  Province Healthcare Co.(1) .   6,233,274
                                          ------------
                                            35,330,360
                                          ------------
              MATERIALS AND PROCESSING--9.93%
     321,900  Allegheny Technologies,
               Inc. ......................   5,324,226
     138,700  Applied Films Corp.(1) .....   3,412,020
      65,800  Bowater, Inc. ..............   3,276,840
     187,500  LNR Property Corp. .........   6,575,625
     298,200  Packaging Corp. of
               America(1) ................   5,901,378
      78,200  Rayonier, Inc. .............   4,166,496
                                          ------------
                                            28,656,585
                                          ------------
              OTHER ENERGY--7.13%
     215,000  FMC Technologies, Inc.(1) ..   4,284,950
     543,200  Global Industries, Ltd.(1) .   5,068,056
     198,900  National-Oilwell, Inc.(1) ..   5,038,137
     105,000  Peabody Energy Corp. .......   3,039,750
     115,800  Tom Brown, Inc.(1) .........   3,161,340
                                          ------------
                                            20,592,233
                                          ------------
              PRODUCER DURABLES--4.92%
     130,200  Belden, Inc. ...............   3,102,666
     150,500  Flowserve Corp.(1) .........   4,817,505
     262,900  Joy Global, Inc.(1) ........   4,285,270
      96,100  Rayovac Corp.(1) ...........   1,484,745
     152,900  SBA Communications Corp.(1).     503,041
                                          ------------
                                            14,193,227
                                          ------------
              TECHNOLOGY--13.98%
     520,400  Borland Software Corp.(1) ..   6,770,403
     127,500  Documentum, Inc.(1) ........   3,244,875
     310,600  DSP Group, Inc.(1) .........   6,357,982
     166,800  HNC Software, Inc.(1) ......   2,802,240
     122,700  Numerical Technologies,
               Inc.(1) ...................   1,657,677
     350,800  Titan Corp.(1) .............   7,244,020
     365,500  Wind River Systems, Inc.(1).   4,967,145
     167,300  Zoran Corp.(1) .............   7,307,663
                                          ------------
                                            40,352,005
                                          ------------



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Small Cap Fund
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2002 (Unaudited)


     SHARES  SECURITY                            VALUE

              UTILITIES--2.41%
     295,975  Philadelphia Suburban Corp..$  6,955,413
                                          ------------
TOTAL COMMON STOCKS
   (Cost $249,334,683) ................... 282,097,667
                                          ------------
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS
   (Cost $249,334,683) ................... 282,097,667
                                          ------------

      SHARES  SECURITY                           VALUE


              INVESTMENT IN AFFILIATED
              INVESTMENT COMPANIES--4.88%
   9,729,315  Cash Management Fund
               Institutional .............$  9,729,315
   4,359,000  Institutional Daily Assets Fund(3)
               (Note 1F) .................   4,359,000
                                          ------------
TOTAL INVESTMENTS IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $14,088,315) ....................  14,088,315
                                          ------------
TOTAL INVESTMENTS
   (Cost $263,422,998) ........ 102.61%   $296,185,982
LIABILITIES IN EXCESS OF
   OTHER ASSETS ...............  (2.61)     (7,533,158)
                                ------    ------------
NET ASSETS .................... 100.00%   $288,652,824
                                ======    ============

--------------------------------------------------------------------------------
1 Non-income producing security.
2 All or a portion of this security was on loan (See Note 7).
3 Security purchased with cash collateral received for securities on loan.


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)




                                                                                                  MARCH 31, 2002


                                                                      MID CAP FUND                SMALL CAP FUND
                                                                      ------------                --------------
ASSETS
   Investments in unaffiliated issuers, at value(1) ................. $278,405,648                  $282,097,667
   Investments in affiliated investment companies, at value(2) ......   21,261,394                    14,088,315
                                                                      ------------                  ------------
Total investments, at value(3) ......................................  299,667,042                   296,185,982
   Receivable for capital shares sold ...............................      213,009                       920,144
   Receivable for securities sold ...................................    6,027,175                     4,449,265
   Dividend and interest receivable .................................      134,867                        94,860
   Prepaid expenses and other .......................................       20,825                        20,097
                                                                      ------------                  ------------
Total assets ........................................................  306,062,918                   301,670,348
                                                                      ------------                  ------------
LIABILITIES
   Payable for securities purchased .................................    5,206,928                       400,155
   Due to advisor ...................................................      116,748                       133,800
   Payable for collateral under securities lending agreements .......           --                     4,359,000
   Payable for capital shares redeemed ..............................   12,491,411                     7,880,724
   Administration fees payable ......................................      135,433                       183,088
   Accrued expenses and other .......................................       63,162                        60,757
                                                                      ------------                  ------------
Total liabilities ...................................................   18,013,682                    13,017,524
                                                                      ------------                  ------------
NET ASSETS .......................................................... $288,049,236                  $288,652,824
                                                                      ============                  ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................. $336,588,296                  $267,123,654
   Expenses in excess of income .....................................     (416,248)                     (901,795)
   Accumulated net realized loss from investment transactions .......  (84,686,500)                  (10,332,019)
   Net unrealized appreciation on investments .......................   36,563,688                    32,762,984
                                                                      ------------                  ------------
NET ASSETS .......................................................... $288,049,236                  $288,652,824
                                                                      ============                  ============
NET ASSET VALUE PER SHARE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   (net assets divided by shares outstanding)
   Institutional Class .............................................. $      12.30(4)                        N/A
                                                                      ============                  ============
   Investment Class ................................................. $      12.26(5)               $      22.29(6)
                                                                      ============                  ============

--------------------------------------------------------------------------------
1 Cost of Investments in unaffiliated issuers: Mid Cap Fund $241,841,960 and
  Small Cap Fund $249,334,683.
2 Cost of Investments in affiliated investment companies: Mid Cap Fund
  $21,261,394 and Small Cap Fund $14,088,315.
3 Cost of Total Investments: Mid Cap Fund $263,103,354 and Small Cap Fund
  $263,422,998.
4 Net asset value, redemption price and offering price per share (based on net assets of $248,151,613 and 20,168,899 shares outstanding; $0.001 par value, unlimited number of shares authorized).
5 Net asset value, redemption price and offering price per share (based on net assets of $ 39,897,623 and 3,255,378 shares outstanding; $0.001 par value, unlimited number of shares authorized).
6 Net asset value, redemption price and offering price per share (based on net assets of $288,652,824 and 12,949,680 shares outstanding; $0.001 par value, unlimited number of shares authorized).


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS(1) (Unaudited)


                                                                                                     FOR THE SIX
                                                                                                    MONTHS ENDED
                                                                                                  MARCH 31, 2002


                                                                      MID CAP FUND                SMALL CAP FUND
                                                                      ------------                --------------
INVESTMENT INCOME
   Net investment income allocated from the Portfolios:
     Dividends ...................................................... $    876,791                  $    623,120
     Interest .......................................................      222,105                       179,977
     Income from loaned securities, net .............................           --                        30,003
     Expenses(2) ....................................................     (879,688)                     (833,029)
                                                                      ------------                  ------------
Total income ........................................................      219,208                            71
                                                                      ------------                  ------------
EXPENSES
   Administrative fees ..............................................      635,456                       901,866
   Professional fees ................................................       12,530                        21,311
   Printing and shareholder reports .................................        7,816                        16,558
   Registration fees ................................................        1,283                         7,088
   Directors' fees ..................................................        5,387                         5,375
   Miscellaneous ....................................................        1,209                         1,338
                                                                      ------------                  ------------
Total expenses ......................................................      663,681                       953,536
Less: fee waivers and/or expense reimbursements .....................      (28,225)                      (51,670)
                                                                      ------------                  ------------
Net expenses ........................................................      635,456                       901,866
                                                                      ------------                  ------------
EXPENSES IN EXCESS OF INCOME ........................................     (416,248)                     (901,795)
                                                                      ------------                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized loss from investment transactions
     allocated from the Portfolios ..................................  (14,369,234)                   (6,350,132)
   Net change in unrealized appreciation/depreciation on
     investments allocated from the Portfolios ......................   54,604,908                    38,918,101
                                                                      ------------                  ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .....................   40,235,674                    32,567,969
                                                                      ------------                  ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................... $ 39,819,426                  $ 31,666,174
                                                                      ============                  ============


--------------------------------------------------------------------------------
1 On March 28, 2002 the Capital Appreciation and Small Cap Portfolios closed. The Statement of Operations includes the Fund's information as a stand-alone and feeder fund for their respective periods (see Note 1 in the Notes to Financial Statements).
2 For the period ended October 1, 2001 to March 28, 2002, the Capital Appreciation Portfolio waived fees in the amount of $241,650 which was allocated to the Fund and the Small Cap Portfolio waived fees in the amount of $227,906 which was allocated to the Fund.



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS(1)


                                          FOR THE SIX             FOR THE         FOR THE SIX             FOR THE
                                         MONTHS ENDED          YEAR ENDED        MONTHS ENDED          YEAR ENDED
                                    MARCH 31, 2002(2)      SEPT. 30, 2001   MARCH 31, 2002(2)      SEPT. 30, 2001


                                                             MID CAP FUND                          SMALL CAP FUND
                                                            -------------                          --------------
INCREASE (DECREASE) IN
   NET ASSETS FROM:
OPERATIONS
   Net investment (expenses in
     excess of) income ................. $   (416,248)      $      25,305        $   (901,795)      $  (1,487,486)
   Net realized loss on
     investment transactions ...........  (14,369,234)        (69,862,546)         (6,350,132)         (3,481,939)
   Net change in unrealized
     appreciation/depreciation
     on investments ....................   54,604,908         (97,955,806)         38,918,101         (64,364,850)
                                         ------------       -------------        ------------       -------------
Net increase (decrease) in net
   assets from operations ..............   39,819,426        (167,793,047)         31,666,174         (69,334,275)
                                         ------------       -------------        ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from
     investment transactions
     Institutional Class ...............           --         (10,725,713)                 --                  --
     Investment Class ..................           --          (1,285,534)                 --         (17,048,548)
                                         ------------       -------------        ------------       -------------
Total distributions ....................           --         (12,011,247)                 --         (17,048,548)
                                         ------------       -------------        ------------       -------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sales
     of shares .........................   33,029,515         125,121,876          68,671,558         449,432,895
   Value of shares issued in
     connection with mergers3 ..........           --                  --                  --           9,320,801
   Net dividend reinvestments ..........           --          11,615,268                  --          12,124,371
   Net cost of shares redeemed .........  (52,147,925)       (151,725,520)        (52,992,940)       (435,656,947)
                                         ------------       -------------        ------------       -------------
Net increase (decrease) in net
   assets from capital
   share transactions ..................  (19,118,410)        (14,988,376)         15,678,618          35,221,120
                                         ------------       -------------        ------------       -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS .......................   20,701,016        (194,792,670)         47,344,792         (51,161,703)
NET ASSETS
   Beginning of period .................  267,348,220         462,140,890         241,308,032         292,469,735
                                         ------------       -------------        ------------       -------------
   End of period (including expenses
     in excess of income of $(416,248)
     and $0 and $(901,795) and $0,
     respectively) ..................... $288,049,236       $ 267,348,220        $288,652,824       $ 241,308,032
                                         ============       =============        ============       =============

--------------------------------------------------------------------------------
1 On March 28, 2002, the Capital Appreciation and Small Cap Portfolios closed.
  The Statement of Changes in Net Assets includes the Funds' information as a stand-alone and feeder fund for their respective periods (see Note 1 in Notes to Financial Statements).
2 Unaudited.
3 See Note 4 to Financial Statements.


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS                                                                                 FOR THE PERIOD
                                                              FOR THE SIX             FOR THE       AUGUST 31, 2000
                                                             MONTHS ENDED          YEAR ENDED               THROUGH
                                                        MARCH 31, 2002(1)      SEPT. 30, 2001        SEPT. 30, 2000
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........................   $10.69              $17.57                $18.60
                                                                   ------              ------                ------
INCOME FROM INVESTMENT OPERATIONS
   Net investment (expenses in excess of) income ...............    (0.02)               0.01                 (0.00)(2)
   Net realized and unrealized loss on investments .............     1.63               (6.42)                (1.03)
                                                                   ------              ------                ------
   Total from investment operations ............................     1.61               (6.41)                (1.03)
                                                                   ------              ------                ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions ..............       --               (0.47)                   --
                                                                   ------              ------                ------
NET ASSET VALUE, END OF PERIOD .................................   $12.30              $10.69                $17.57
                                                                   ======              ======                ======
TOTAL INVESTMENT RETURN ........................................    15.06%             (37.15)%               55.50%(3)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000s omitted) .................... $248,152            $231,395              $414,320
   Ratios to average net assets:
     Net investment (expenses in excess of) income .............    (0.25)%(4)           0.04%                (0.17)%(4)
     Expenses after waivers and/or reimbursements,
        including expenses of the
        Capital Appreciation Portfolio .........................     1.00%(4,5)          1.00%                 1.00%(4)
     Expenses before waivers and/or reimbursements,
        including expenses of the
        Capital Appreciation Portfolio .........................     1.15%(4,5)          1.18%                 1.45%(4)
     Portfolio turnover rate(6).................................       72%                 --%                   --%

--------------------------------------------------------------------------------
1 Unaudited.
2 Amount is less than 0.01.
3 At the close of business on August 31, 2000, shares of Equity
  Appreciation--Institutional Class merged into Institutional Class shares of Mid Cap Equity Appreciation--Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation--Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund--Institutional Class.
4 Annualized.
5 The expense ratio of the Capital Appreciation Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the six months ended March 31, 2002 were 0.60% after waivers and 0.75% before waivers. The actual expense ratios incurred by the Institutional Class Shares at the Fund level for the six months ended March 31, 2002 were 0.40% after waivers and 0.40% before waivers.
6 On March 29, 2002, the Capital Appreciation Portfolio was closed (see Note 1 in the Notes to Financial Statements). It includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Mid Cap Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INVESTMENT CLASS                   FOR THE SIX
                                   MONTHS ENDED
                                      MARCH 31,                                   FOR THE YEARS ENDED SEPTEMBER 30,
                                        2002(1)          2001         2000          1999          1998         1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................  $10.66        $17.57       $14.77        $11.38        $15.72       $16.79
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Expenses in excess
     of income ........................   (0.03)        (0.03)       (0.06)        (0.07)        (0.12)       (0.13)
   Net realized and unrealized gain
     (loss) on investments ............    1.63         (6.41)        6.79          4.99         (1.58)        2.13
                                         ------        ------       ------        ------        ------       ------
   Total from investment
     operations .......................    1.60         (6.44)        6.73          4.92         (1.70)        2.00
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from
     investment transactions ..........      --         (0.47)       (3.93)        (1.53)        (2.64)       (3.07)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD ......................  $12.26        $10.66       $17.57        $14.77        $11.38       $15.72
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ...............   14.90%       (37.26)%      53.65%        47.05%       (11.42)%      14.64%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) ................... $39,897       $35,953      $47,820       $28,732       $25,497      $49,002
   Ratios to average net assets:
     Expenses in excess of
        income ........................   (0.50)%(2)    (0.21)%      (0.40)%       (0.58)%       (0.70)%      (0.77)%
     Expenses after waivers
        and/or reimbursements,
        including expenses
        of the Capital
        Appreciation Portfolio ........    1.25%(2,3)    1.25%        1.25%         1.25%         1.25%        1.25%
     Expenses before waivers
        and/or reimbursements,
        including expenses
        of the Capital
        Appreciation Portfolio ........    1.40%(2,3)    1.43%        1.70%         1.88%         1.64%        1.54%
     Portfolio turnover rate(4) .......      72%           --%          --%           --%           --%          --%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 The expense ratio of the Capital Appreciation Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the six months ended March 31, 2002 were 0.60% after waivers and 0.75% before waivers. The actual expense ratios incurred by the Investment Class Shares at the Fund level for the six months ended March 31, 2002 were 0.65% after waivers and 0.65% before waivers.
4 On March 29, 2002, the Capital Appreciation Portfolio was closed (see Note 1 in the Notes to Financial Statements). It includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


                                    FOR THE SIX
                                   MONTHS ENDED
                                      MARCH 31,                                   FOR THE YEARS ENDED SEPTEMBER 30,
                                        2002(1)          2001         2000          1999          1998         1997
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...............   $19.73        $26.95       $21.89        $14.96        $23.68       $21.66
                                         ------        ------       ------        ------        ------       ------
INCOME FROM INVESTMENT
   OPERATIONS
   Expenses in excess of income ......    (0.07)        (0.12)       (0.15)        (0.15)        (0.18)       (0.14)
   Net realized and unrealized gain
     (loss) on investments ...........     2.63         (5.53)        8.53          7.13         (6.24)        3.58
                                         ------        ------       ------        ------        ------       ------
   Total from investment
     operations ......................     2.56         (5.65)        8.38          6.98         (6.42)        3.44
                                         ------        ------       ------        ------        ------       ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from
     investment transactions .........       --         (1.57)       (3.32)        (0.05)        (1.04)       (1.42)
   In excess of net
     realized gains ..................       --            --           --            --         (1.26)          --
                                         ------        ------       ------        ------        ------       ------
   Total distributions ...............       --         (1.57)       (3.32)        (0.05)        (2.30)       (1.42)
                                         ------        ------       ------        ------        ------       ------
NET ASSET VALUE,
   END OF PERIOD .....................   $22.29        $19.73       $26.95        $21.89        $14.96       $23.68
                                         ======        ======       ======        ======        ======       ======
TOTAL INVESTMENT RETURN ..............    12.86%       (21.77)%      41.59%        46.52%       (28.38)%      17.90%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of year
     (000s omitted) .................. $288,653      $241,308     $292,470      $216,272      $172,310     $286,322
   Ratios to average net assets:
   Expenses in excess
     of income .......................    (0.65)%(2)    (0.53)%      (0.60)%       (0.74)%       (0.87)%      (0.89)%
     Expenses after waivers
        and/or reimbursements,
        including expenses of the
        Small Cap Portfolio ..........     1.25%(2,3)    1.25%        1.25%         1.25%         1.25%        1.25%
     Expenses before waivers
        and/or reimbursements,
        including expenses of the
        Small Cap Portfolio ..........     1.45%(2,3)    1.46%        1.44%         1.46%         1.44%        1.28%
     Portfolio turnover rate4 ........       58%           --%          --%           --%           --%          --%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.
3 The expense ratio of the Small Cap Portfolio is included in this ratio. The actual expense ratios incurred by the Portfolio for the six months ended
  March 31, 2002 were 0.60% after waivers and 0.75% before waivers. The actual expense ratios incurred by the Investment Class Shares at the Fund level for the six months ended March 31, 2002 were 0.65% after waivers and 0.70% before waivers.
4 On March 29, 2002, the Small Cap Portfolio was closed (see Note 1 in the
  Notes to Financial Statements). It includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.



See Notes to Financial Statements.


--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the 'Company') is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a diversified, open-end management investment company. On March 8, 2001, the Board of Trustees approved dissolving the Mid Cap and Small Cap master-feeder structure, and converting Mid Cap and Small Cap to stand-alone funds. On March 28, 2002, the Mid Cap Fund received assets with a value of $300,485,384 which included unrealized appreciation of $36,563,688 from the Capital Appreciation Portfolio in a tax free exchange for its beneficial ownership in the Portfolio. On March 28, 2002, the Small Cap Fund received assets with a value of $289,117,613 which included unrealized appreciation of $32,181,553 from the Small Cap Portfolio of the BT Investment Portfolios in a tax free exchange for its beneficial ownership in the Portfolio. The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. Mid Cap Fund and Small Cap Fund (each a 'Fund' and collectively the 'Funds') are two of the funds the Company offers to investors.

The Mid Cap Fund offers two classes of shares to investors: the Investment Class and the Institutional Class. All shares have equal rights with respect to voting except that shareholders vote separately on matters affecting their rights as holders of a particular series or class.

The investment objective of each Fund is as follows: Mid Cap Fund--to seek long-term capital growth by investing primarily in the stocks and other equity securities of medium-sized US companies with strong growth potential; Small Cap Fund--to seek long-term capital growth through investment primarily in stocks and other equity securities of smaller US companies. Details concerning the Funds' investment objectives and policies and the risk factors associated with each Fund's investments are described in their Prospectuses and Statements of Additional Information.

The accounting policies of the Capital Appreciation Portfolio and the Small Cap Portfolio, when the Mid Cap Fund and Small Cap Fund were invested in the Portfolios from October 1, 2001 through March 28, 2002, were the same as the Funds' policies disclosed herein.

B. VALUATION OF SECURITIES
Each Fund values their investments at market value.

When valuing listed equity securities, each Fund uses the last sale price prior to the calculation of the Fund's net asset value. When valuing equity securities that are not listed or that are listed but have not traded, each Fund uses the bid price in the over-the-counter market.

When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, each Fund determines a fair value in good faith under procedures established by and under the general supervision of the Board. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Funds value their investments. After consideration of various factors, the Funds may value the securities at their last reported price or at fair value. On March 31, 2002, there were no fair valued securities.

C. SECURITIES TRANSACTION AND INVESTMENT INCOME
Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income is recorded on the ex-dividend date. Estimated expenses are also accrued daily.

Expenses, income, gains and losses are allocated among the classes based upon their relative net assets.

D. DISTRIBUTIONS
Each Fund pays annual dividends from its net investment income and makes annual distributions of any net realized capital gains to the extent they exceed capital loss carryforwards. Each Fund records dividends and distributions on its books on the ex-dividend date.




--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


E. FEDERAL INCOME TAXES
It is each Fund's policy to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income taxes have been accrued.

F. SECURITIES LENDING
The Small Cap Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102% of the value of domestic securities and 105% of the value of international securities. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. The fees earned for lending securities may be shared with an affiliate regardless of whether or not the cash collateral is invested in an affiliated money market fund. Either the Fund or the borrower may terminate the loan.

G. ESTIMATES
In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
Deutsche Asset Management, Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for each of the Funds. Each Fund pays the Advisor an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.65%. Each Fund waives a portion of its advisory fee equivalent to the advisory fees charged by affiliated Money Market Funds on assets invested in those Money Market Funds.

Investment Company Capital Corp. ('ICCC'), an indirect, wholly owned subsidiary of Deutsche Bank AG, is each Fund's Administrator. Each Fund pays the Administrator an annual fee based on its average daily net assets which is calculated daily and paid monthly at the annual rate of 0.40% for Institutional Class shares and 0.65% for Investment Class shares.

The Advisor and Administrator have contractually agreed to waive their fees and/or reimburse expenses of each Fund through January 31, 2003, to the extent necessary, to limit all expenses to 1.00% of the average daily net assets of the Institutional Class shares and 1.25% of the Investment Class shares.

ICCC is each Fund's accounting and transfer agent. Each Fund pays the accounting agent an annual fee based on its average daily net assets which is calculated daily and paid monthly. Each Fund pays the transfer agent a per account fee which is accrued daily and paid monthly.

Each Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM.

Deutsche Bank AG is the securities lending agent for the Small Cap Fund. The Fund may use cash collateral from securities lending transactions to purchase shares of an affiliated fund and may pay fees generated from those transactions to the securities lending agent. For the six months ended March 31, 2002, the Fund paid the securities lending agent approximately $5,201 for its services.

Certain officers and directors of the Funds are also officers or directors of ICCC or affiliated with Deutsche Bank AG. These persons are not paid by the Funds for serving in these capacities.





--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--CAPITAL SHARE TRANSACTIONS
There were an unlimited number of capital shares authorized. Transactions in capital shares were as follows:

                                                                                   For the Six Months Ended March 31, 2002(1)
                                      ------------------------------------------------------------------------------------
                                      Mid Cap Fund Institutional     Mid Cap Fund Investment     Small Cap Fund Investment
                                      --------------------------   -------------------------   ---------------------------
                                          Shares          Amount       Shares         Amount        Shares          Amount
                                      ----------   -------------   ----------   ------------   -----------   -------------
Sold                                   2,149,944   $  25,517,000      630,287    $ 7,512,515     3,140,610   $  68,671,558
Reinvested                                    --              --           --             --            --              --
Redeemed                              (3,622,303)    (43,249,494)    (746,116)    (8,898,431)   (2,418,546)    (52,992,940)
                                      ----------   -------------   ----------   ------------   -----------   -------------
Net increase (decrease)               (1,472,359)  $ (17,732,494)    (115,829)   $(1,385,916)      722,064   $  15,678,618
                                      ==========   =============   ==========   ============   ===========   =============

                                                                                     For the Year Ended September 30, 2001
                                      ------------------------------------------------------------------------------------
                                      Mid Cap Fund Institutional     Mid Cap Fund Investment     Small Cap Fund Investment
                                      ----------   -------------   ----------   ------------   -----------   -------------
                                          Shares          Amount       Shares         Amount        Shares          Amount
                                      ----------   -------------   ----------   ------------   -----------   -------------
Sold                                   6,301,165   $  85,989,533    2,937,167   $ 39,132,343    18,336,123   $ 449,432,895
Issued in merger                              --              --           --             --       381,032       9,320,801
Reinvested                               754,226      10,725,094       62,644        890,174       521,030      12,124,371
Redeemed                              (8,992,831)   (121,122,329)  (2,349,723)   (30,603,191)  (17,863,039)   (435,656,947)
                                      ----------   -------------   ----------   ------------   -----------   -------------
Net increase (decrease)               (1,937,440)  $ (24,407,702)     650,088   $  9,419,326     1,375,146   $  35,221,120
                                      ==========   =============   ==========   ============   ===========   =============

--------------------------------------------------------------------------------
1 Unaudited


NOTE 4--FUND MERGERS
On August 31, 2000 the net assets of the Equity Appreciation--Institutional Class, one of the Funds comprising the BT Pyramid Mutual Funds, was merged into Mid Cap, one of the Funds comprising the BT Investment Funds, pursuant to an agreement and plan of reorganization dated July 28, 2000. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Equity Appreciation--Institutional Class had net assets of $461,299,975, shares outstanding of 19,712,720, and a net asset value of $23.40, respectively. Mid Cap Fund shares were issued at a conversion factor of 1.25806 shares for each Equity Appreciation--Institutional Class share, respectively. Mid Cap Fund was deemed to be the accounting survivor.

On May 31, 2001 the net assets of the Smaller Companies Fund, one of the Funds comprising the Morgan Grenfell Investment Trust, were merged into Small Cap Fund, one of the Funds comprising the BT Investment Funds, pursuant to an agreement and plan of reorganization dated May 31, 2001. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code. Prior to reorganization, the Smaller Companies Fund--Institutional Class and Investment Class had net assets of $8,856,915 and $463,886 shares outstanding of 596,627 and 31,636, and a net asset value of $14.84 and $14.66, respectively. Small Cap Fund shares were issued at a conversion factor of
0.60686 and 0.59942 for each Smaller Companies Fund Institutional Class share and Investment Class share, respectively. Small Cap Fund was deemed to be the accounting survivor.


--------------------------------------------------------------------------------

Mid and Small Cap Funds
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 5--PURCHASE AND SALE OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than US Government and short-term obligations, for the six months ended March 31, 2002, were as follows:

Portfolio                                Purchases           Sales
---------                                ---------           -----
Capital Appreciation Portfolio        $199,206,373    $194,983,545
Small Cap Portfolio                   $166,469,138    $151,063,627

For federal income tax purposes, the tax basis of investments, aggregate gross unrealized appreciation for all investments and the aggregate gross unrealized depreciation for all investments at March 31, 2002 was as follows:

                           Cost of      Unrealized      Unrealized
Fund                   Investments    Appreciation    Depreciation
----                   -----------    ------------    ------------
Capital
  Appreciation        $263,103,354     $42,356,811     $ 5,793,123
Small Cap             $263,422,998     $47,094,792     $14,331,808


NOTE 6--LINE OF CREDIT
Each Fund participates with other affiliated entities in an unsecured revolving credit facility with a syndicate of banks in the amount of $200,000,000, which expires April 26, 2002. A commitment fee is apportioned among the participants based on their relative net assets. The Portfolios did not borrow during the period.

NOTE 7--LENDING OF SECURITIES
The Small Cap Fund had the following amounts of securities out on loan at March 31, 2002:

  Market Value of       Market Value     % of Portfolio
Loaned Securities      of Collateral            on Loan
-----------------      -------------    ---------------
       $4,309,598         $4,359,000              1.53%



--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                           DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                           PO BOX 219210
                           KANSAS CITY, MO 64121-9210
or call toll-free:         1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.




Mid Cap Fund--Institutional Class                      CUSIP #055922637
Mid Cap Fund--Investment Class                         CUSIP #055922819
Small Cap Fund--Investment Class                       CUSIP #055922769
                                                      SMMIDCAPSA (3/02)
                                                           Printed 5/02
Distributed by:
ICC Distributors, Inc.